Supplemental Oil and Gas Reserve Information (Unaudited) (Cost Incurred in Property Acquisition, Exploration and Development Activities) (Detail) - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Acquisition of properties	$ 14,399	$ 85,895
Exploration costs	0	0
Development costs	2,690	165,926
Net capitalized costs	$ 17,089	$ 251,821